EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of the 18th day of May, 2010

BETWEEN:

US Geothermal Inc., a body corporate having an office at 1505 Tyrell Lane Boise, Idaho 83706
(the "**Company**")

AND:

Daniel Kunz of 1505 Tyrell Lane Boise, Idaho 83706
(the "**Employee**")

WHEREAS:

(A) the Company is in the business of developing geothermal properties;

(B) the Employee is a senior executive with extensive industry experience and Company wishes to engage Employee as President and Chief Executive Officer; and,

(C) the parties hereto wish to enter into this Agreement for the purpose of fixing the compensation and terms applicable to the employment of Employee during the period hereinafter set out.

NOW THEREFORE THIS AGREEMENT WITNESSES that the parties hereto, in consideration of the respective covenants and agreements on the part of each of them herein contained, do hereby covenant and agree as follows:

1. Employment

The Company hereby engages Employee as President and Chief Executive Officer of the Company, and Employee hereby accepts such employment, upon the terms and conditions hereinafter set out.

2. Term

This Agreement will be effective from April 1, 2010 and will remain in full force and effect until the earlier of March 31, 2011 or until terminated as hereinafter provided.

3. Responsibility

Employee will devote appropriate working time to his employment hereunder, and

while engaged in his employment will have the authority and duty to perform and carry out such duties and responsibilities as are customarily carried out by persons holding similar positions in other development companies comparable in size to the Company and such additional and related duties as may from time to time be assigned, delegated, limited or determined by the Board of Directors.

4. Other Business Activities

It is agreed that the Employee's employment hereunder shall constitute one hundred forty (140) hours per month, which shall be devoted exclusively for the benefit of the Company.

(a) Employee may engage in any other business activities, so long as such activities will not interfere with or impede or conflict with any significant interests of the Company and/or the performance of his duties as President and Chief Executive Officer of the Company. Before Employee can engage in any other geothermal-related business activity Employee must disclose full particulars thereof in writing to the Board of Directors and within 15 days after the date of such disclosure employee must receive from a majority of the Board of Directors a decision that such activities by Employee will not in the opinion of the Board of Directors interfere or be in conflict with the interests of the Company and/or the Employee's performance of his duties to the Company.

(b) Employee shall refer to the Board of Directors any and all matters and transactions in respect of which an actual or potential conflict of interest between Employee and the Company has arisen or may arise, however remote the possibility, and Employee shall not proceed with any such matter or transaction until the Board of Director's approval therefore is obtained. Such approval shall not be unreasonably withheld. For purposes of clarification, this provision is not intended to limit in any way Employee's other fiduciary obligations to the Company which may arise in law or equity.

5. Compensation

In consideration of the performance by Employee of his responsibilities and duties as President and Chief Executive Officer hereunder:

(a) the Company will pay Employee the sum of US~~$230,400~~ $230,000 per annum, payable in monthly installments of ~~$19,200~~ $19,166.67 no later than the last working day of the month; DK

(b) the Company will grant the Employee incentive stock options in such amount and on such conditions as the Board of Directors of the Company may determine from time to time;

(c) the Company will provide the Employee and his immediate family (consisting of spouse and children) with medical, dental and related coverages as are available to the other employees of the Company;

(d) The Company will provide reasonable life insurance and accidental death coverage with the proceeds payable to the Employee's estate or specified family member; and,

(e) the Company will provide a 401K retirement benefit as is available to the other employees of the Company.

6. Expenses

The Company will reimburse the Employee for any and all reasonable and documented expenses actually and necessarily incurred by the Employee in connection with the performance of his duties under this Agreement. The Employee will furnish the Company with an itemized account of his expenses in such form or forms as may reasonably be required by the Company and at such times or intervals as may be required by the Company.

7. Vacation

The Employee will be entitled to a paid vacation of four weeks within each 12 month period under the terms of this Agreement, to be calculated from the date of commencement of employment set forth in Section 2 herein. This vacation must be taken on dates which do not adversely compromise the Employee's performance of his duties under this Agreement.

8. Termination

This Agreement and the Employee's employment may be terminated by the Company summarily and without notice, payment in lieu of notice, severance payments, benefits, damages or any sums whatsoever, on the occurrence of any one or more of the following events:

(a) the Employee's failure to carry out his duties hereunder in a competent and professional manner;

(b) the Employee's appropriation of corporate opportunities for the Employee's direct or indirect benefit or his failure to disclose any material conflict of interest;

(c) the Employee's plea of guilty to, or conviction of, an indictable offence once all appeals (if any) have been completed without such conviction having been reversed;

(d) the existence of cause for termination of the Employee at common law including but not limited to cause related to fraud, dishonesty, illegality, breach of statute or regulation, or gross incompetence;

(e) failure on the part of the Employee to disclose material facts concerning his business interests or employment outside of his employment by the Company, provided such facts relate to the Employee's duties hereunder;

(f) refusal on the part of the Employee to follow the reasonable and lawful directions of the Company;

(g) breach of fiduciary duty to the Company on the part of the Employee; or

(h) material breach of this Agreement or gross negligence on the part of the Employee in carrying out his duties under this Agreement.

8.1 In the event of the early termination of the Agreement for any reason set out in Section 8 above, the Employee shall only be entitled to such compensation as would otherwise be payable to the Employee hereunder up to and including such date of termination, as the case may be.

8.2 This Agreement and the Employee's employment may be terminated on notice by the Company to the Employee for any reason other than for the reasons set out in Section 8 above of this Agreement upon one month notice to the Employee. In such event, the Employee will be entitled to payment of salary up to and including such date of termination and the pro-rata monetary equivalent of any unused vacation days accrued to the date of termination payable in accordance with usual payroll practices but in no event later than two and one-half (2 ½) months following the date of termination and the Employee shall not have any ability to influence the tax year in which payment is made. Expenses incurred up to and including such date of termination shall be reimbursed only in accordance with Section 6.

8.3 This Agreement and the Employee's employment may be terminated on notice by the Employee to the Company for any reason upon one month notice to the Company. In such event, the Employee will be entitled to payment of salary up to and including such date of termination and the pro-rata monetary equivalent of any unused vacation days accrued to the date of termination. Expenses incurred up to and including such date of termination shall be reimbursed only in accordance with Section 6.

8.4 In the event that (i) Employee's employment is terminated either by Company without Cause or by Employee for Good Reason (as defined below), and (ii) a Change of Control (as defined below) has occurred within the twelve (12) month period preceding the date of such termination, Employee shall be entitled to receive a lump sum payment in an amount equal to twenty four (24) monthly installments of Employee's base annual salary as set forth under Section 5(a). Any payments made under this Section 8.4, in all events, will be paid within 60

days of the date of termination. For purposes of this Section 8.4, the Employee shall be considered to have had a termination of employment as of the date that the facts and circumstances indicate that it is reasonably anticipated that Employee will perform no further services for the Company and its affiliates after such date or that the level of bona fide services for the Company and its affiliates that Employee is expected to perform is expected to decrease permanently to no more than 20% of the average level of bona fide services that Employee performed over the immediately preceding 36-month period. Whether Employee has had a termination of employment will be determined in a manner consistent with the definition of "separation from service" under Code section 409A.

8.5 If this Agreement is terminated in accordance with Section 8.4 and if the Employee elects continuation coverage under COBRA,, the medical and dental benefits provided to Employee pursuant to Section 5(c) of this Agreement shall continue for the number of months of compensation Employee is entitled to following the termination of employment pursuant to Section 8.4 or until Employee commences alternative employment, whichever occurs first but in no event will such coverage extend beyond the period during which the Employee is eligible for COBRA continuation coverage; provided that, if such continued participation is not permissible under applicable law, Company or its successor shall provide Employee with benefits substantially similar to those to which Employee would have been entitled under those plans in which Employee's continued participation is not permissible. The percentage of the contributions by the Company for the cost of the benefits provided pursuant to this Section 8.5 shall be at the same level as the Company's contribution for such benefits during the Employee's employment.

"Good Reason" shall mean any one of the conditions set forth below, provided that Employee must provide notice to the Company within sixty (60) days of the existence of such condition and the Company will have thirty (30) days from receipt of such notice to remedy the condition. If the condition is not remedied within such 30 day period, the following conditions will constitute "Good Reason":

a) A material diminution in the Employee's base compensation; or,

b) A material diminution in the Employee's authority, duties, or responsibilities; or,

c) A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Employee is required to report, including a requirement that an Employee report to a corporate officer or employee instead of reporting directly to the board of directors of a corporation (or similar governing body with respect to an entity other than a corporation); or,

d) A material diminution in the budget over which the Employee retains authority as a percentage of the Corporations overall budget; or,

e) A material change in the geographic location at which the Employee must perform the services.

8.6 Cognizant that the Company is a publicly owned entity, should a Change of Control occur, Employee shall be entitled to receive a lump sum payment in an amount equal to twenty four (24) monthly installments of Employee's Compensation no later than five (5) days after the effective date that the Change of Control has occurred. This compensation is payable by the Company or its Successor regardless of whether or not Employee continues employment pursuant to either this Agreement or a new agreement with Company or its Successor. "Change of Control" means an event occurring after the effective date of this Agreement pursuant to which:

a) a merger, amalgamation, arrangement, consolidation, reorganization or transfer takes place in which securities of the Company possessing more than 50% of the total combined voting power of the Company's outstanding voting securities are acquired by a person or persons different from the person holding those voting securities immediately prior to such event, and the composition of the board of Directors of the Company following such event is such that the directors of the Company prior to the transaction constitute less than 50% of the Board membership following the event; or,

b) any person or any combination of persons acting jointly or in concert by virtue of an agreement, arrangement, commitment or understanding acquires, directly or indirectly, 30% or more of the voting rights attached to all outstanding voting securities; public and private placement share offerings are exempt this clause; or,

c) any person, or combination of persons, acting jointly or in concert by virtue of an agreement, arrangement or commitment or understanding acquires, directly or indirectly, the right to appoint a majority of the directors of the Company; or,

d) Company sells, transfers or otherwise disposes of all or substantially all of its assets, except that no Change of Control will be deemed to occur if such sale or disposition is made to a subsidiary or subsidiaries of the Company.

9. Confidential Information

Employee agrees to keep the affairs and Confidential Information (as defined below) of the Company strictly confidential and shall not disclose the same to any person, company or firm, directly or indirectly, during or after his employment by the Company except as authorized in writing by the Board. "Confidential Information" includes, without limitation, the following types of information or material, both existing and contemplated, regarding the Company or its parent, affiliated or subsidiary companies: corporate information, including

contractual licensing arrangements, plans, strategies, tactics, policies, resolutions, patent, trade-mark and trade name applications; any litigation or negotiations; information concerning suppliers; marketing information, including sales, investment and product plans, customer lists, strategies, methods, customers, prospects and market research data; financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings; operational and scientific information, including trade secrets; technical information, including technical drawings and designs; any information relating to any mineral projects in which the Company has an actual or potential interest; and personnel information, including personnel lists, resumes, personnel data, organizational structure and performance evaluations. Employee agrees not to use such information, directly or indirectly, for his own interests, or any interests other than those of the Company, whether or not those interests conflict with the interests of the Company during or after his employment by the Company. Employee expressly acknowledges and agrees that all information relating to the Company, whether financial, technical or otherwise shall, upon execution of this Agreement and thereafter, as the case may be, be the sole property of the Company, whether arising before or after the execution of this Agreement. Employee expressly agrees not to divulge any of the foregoing information to any person, partnership, Company or other legal entity or to assist in the disclosure or divulging of any such information, directly or indirectly, except as required by law or as otherwise authorized in writing by the Board. The provisions of this Section 9 and Section 9.1 below shall survive the termination of this Agreement for a period of one year.

9.1 Employee agrees that all documents of any nature pertaining to the activities of the Company or its related corporate entities, including Confidential Information, in Employee's possession now or at any time during Employee's period of employment, are and shall be the property of the Company and that all such documents and copies of them shall be surrendered to the Company when requested by the Company.

10. Non-Competition

During the Non-Competition Period (as defined below), Employee shall not, either individually or in partnership or jointly or in conjunction with any other person, entity or organization, as principal, agent, consultant, lender, contractor, employer, employee, investor, shareholder or in any other manner, directly or indirectly, advise, manage, carry on, establish, control, engage in, invest in, offer financial assistance or services to, or permit the Employee's name or any part thereof to be used by, any business in geothermal resources that competes with the business of the Company, its parent, affiliated or subsidiary companies, or any business in which the Company, its parent, affiliated or subsidiary companies is engaged. Competition, for purposes of this Agreement is defined as a 10-mile radius around any and all geothermal properties acquired by the Company up to and inclusive of the date of termination. For purposes of this Agreement, "Non-Competition Period" means a period ending twelve (12) months after the end of the termination of this Agreement.

11. Acknowledgement

Employee acknowledges that damages would be an insufficient remedy for a breach by him of this Agreement and agrees that the Company may apply for and obtain any relief available to it in a court of law or equity, including injunctive relief, to restrain breach or threat of breach of this Agreement by Employee or to enforce the covenants contained therein and, in particular, the covenants contained in Sections 9 and 10, in addition to rights the Company may have to damages arising from said breach or threat of breach.

12. Representations and Warranties

Employee represents and warrants to the Company that the execution and performance of this Agreement will not result in or constitute a default, breach, or violation, or an event that, with notice or lapse of time or both, would be a default, breach, or violation, of any understanding, agreement or commitment, written or oral, express or implied, to which the Employee is currently a party or by which Employee or Employee's property is currently bound.

Employee represents and warrants to Company that Employee is free to enter into this Agreement and has no contract, commitment, arrangement or understanding to or with any party that restrains or is in conflict with Employee's performance of the covenants, services and duties provided for in this Agreement. Employee agrees to indemnify Company and hold it harmless against any and all liabilities or claims arising out of any unauthorized act or acts by Employee that, the foregoing representation and warranty to the contrary notwithstanding, are in violation, or constitute a breach, of any such contract, commitment, arrangement or understanding.

Employee acknowledges and agrees that Company has made no representations or warranties with respect to the tax consequences of any of the payments or other consideration provided by the Company to Employee under the terms of this Agreement, and that Employee is solely responsible for Employee's compliance with any and all laws applicable to such payments or other consideration.

Company may take such action as it deems appropriate to insure that all applicable federal, state, city and other payroll, withholding, income or other taxes arising from any compensation, benefit or any other payments made pursuant to this Agreement, or any other contract, agreement or understanding that relates, in whole or in part, to Employee's employment with Company, are withheld or collected from Employee.

13. Governing Law

This Agreement shall be construed and enforced in accordance with the laws of the State of Idaho, USA.

14. Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with

respect to the relationship between the Company and Employee and supersedes all prior arrangements and agreements, whether oral or in writing between the parties hereto with respect to the subject matter hereof.

15. Amendments

No amendment to or variation of the terms of this Agreement will be effective or binding upon the parties hereto unless made in writing and signed by both of the parties hereto.

16. Assignment

This Agreement is not assignable by Employee. This Agreement is assignable by the Company to any other company which controls, is controlled by, or is under common control with the Company. This Agreement shall enure to the benefit of and be binding upon the Company and its successors and permitted assigns and Employee and his heirs, executors and administrators.

17. Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

18. Headings

The division of this Agreement into Sections and the insertion of headings are for convenience or reference only and shall not affect the construction or interpretation of this Agreement.

19. Time of Essence

Time shall be of the essence in all respects of this Agreement.

20. Independent Legal Advice

Employee agrees that he has had, or has had the opportunity to obtain, independent legal advice in connection with the execution of this Agreement and has read this Agreement in its entirety, understands its contents and is signing this Agreement freely and voluntarily, without duress or undue influence from any party.

21. Notice

Any notice required or permitted to be made or given under this Agreement to

either party shall be in writing and shall be sufficiently given if delivered personally, by electronic transmission, or if sent by prepaid registered mail to the intended recipient of such notice at their respective addresses set forth below or to such other address as may, from time to time, be designated by notice given in the manner provided in this Section:

in the case of **Company**:

US Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Attention: Corporate Secretary

Fax No.: 208 424 1030

in the case of **Employee**:

Daniel Kunz
1505 Tyrell Lane
Boise, Idaho 83706
Telephone No.: 208 424 1030

21.1 Any notice delivered to the party to whom it is addressed shall be deemed to have been given and received on the day it is so delivered or, if such day is not a business day, then on the next business day following any such day. Any notice mailed shall be deemed to have been given and received on the 10th business day following the date of mailing. In the case of facsimile transmission, notice is deemed to have been given or served on the party to whom it was sent at the time of dispatch if, following transmission, the sender receives a transmission confirmation report or, if the sender's facsimile machine is not equipped to issue a transmission confirmation report, the recipient confirms in writing that the notice has been received.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

US GEOTHERMAL INC.

By: ______________________________
Chairman

SIGNED by the Employee in the presence of:

Amy Mitchell (signature)
Witness

(signature)
Daniel Kunz

Amy Mitchell
Printed Name of Witness